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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2004

AmeriVest Properties Inc.
(Exact name of small business issuer as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-14462 (Commission File No.)	84-1240264 (I.R.S. Employer Identification No.)
1780 South Bellaire Street Suite 100, Denver, Colorado 80222 (Address of principal executive offices)

(303) 297-1800
(Registrant's telephone number)

Item 5. Other Events

        On March 25, 2004, the Registrant entered into an underwriting agreement relating to the sale of its shares of common stock. The underwriting agreement has been filed as an exhibit to this report and is incorporated herein by reference.

Item 7. Financial Statements And Exhibits.

(c)
Exhibits

Exhibit Number	Exhibit Title
1.1	Underwriting Agreement dated March 25, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERIVEST PROPERTIES INC.
March 26, 2004	By:	/s/ KATHRYN L. HALE Kathryn L. Hale Chief Financial Office

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  Item 5. Other Events
  Item 7. Financial Statements And Exhibits.
SIGNATURES